EATON VANCE UTILITIES FUND Supplement to Prospectus dated May 1, 2007

Effective August 15, 2007, the following changes will take place:

1.  The name of the Fund will be changed to the following:

Eaton Vance Dividend Builder Fund

2.  The following will replace the first paragraph in “Fund Summaries - Eaton Vance Utilities Fund” under “Investment Objectives and Principal Strategies”:

Eaton Vance Dividend Builder Fund. Dividend Builder Fund’s investment objective is to seek total return. The amount of income versus capital growth contributing to the Fund’s total return will vary. Under normal circumstances, the Fund invests at least 80% of its net assets in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Fund will concentrate its investments (invest at least 25% of its assets) in equity securities of utilities companies, including (among others) producers and distributors of gas power and electric energy, and communications service providers. The Fund may also invest up to 20% of its net assets in fixed-income securities (including up to 10% of its net assets in lower rated fixed-income securities).

3.  The following will replace the eleventh paragraph under “Investment Objectives & Principal Policies and Risks”:

Dividend Builder Fund. Dividend Builder Fund’s investment objective is to seek total return. The Fund currently invests in Dividend Builder Portfolio. The investment objective and policies of Dividend Builder Portfolio are described below.

4.  The following will replace the “The Portfolios - Utilities Portfolio” paragraphs under the heading “Investment Objectives & Principal Policies and Risks”:

Dividend Builder Portfolio. Dividend Builder Portfolio’s investment objective is to seek total return. Under normal circumstances, the Portfolio invests at least 80% of its net assets in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Portfolio will concentrate its investments (invest at least 25% of its assets) in equity securities of utilities. Dividend payments by certain utilities companies can vary depending on various factors, such as industry deregulation (increasing price competition) or changes in tax laws.

“Utilities” are companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, as well as companies engaged in the communications field, including telephone, satellite, cable, mobile communication and electronic communications. A company will be considered to be in the utilities industry if, during the most recent 12-month period, at least 50% of the company’s gross revenues, on a consolidated basis, are derived from utilities industries. The Portfolio’s policy of concentrating in common stocks of utilities may not be changed without shareholder approval.

The portfolio managers seek to purchase securities that they believe may produce attractive levels of dividend income and which are reasonably priced in relation to their fundamental value and which will grow in value over time. The portfolio managers may sell a security when the investment adviser’s price objective for the stock is reached or the fundamentals of the company deteriorate or to pursue more attractive investment options. When consistent with achieving total return, Dividend Builder Portfolio may invest up to 20% of its net assets in fixed-income securities, including (with respect to up to 10% of its net assets) securities rated BBB by S&P or Baa by Moody’s or below and unrated securities determined by the investment adviser to be of comparable quality. The Portfolio may invest up to 20% of its total assets in energy stocks. The Portfolio may invest up to 20% of its net assets in non-income producing securities. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

5.  Charles Gaffney has been added as a co-portfolio manager of Dividend Builder Portfolio. Information about Mr. Gaffney follows:

Mr. Gaffney has been a Vice President of Eaton Vance for four years and is an equity analyst covering energy and utilities. Prior to joining Eaton Vance he was an equity analyst at Brown Brothers Harriman for more than three years.

June 6, 2007	UTFPS